Supplement, dated September 25, 2007

to Prospectus, dated May 1, 2007

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS

Under the heading, “How to Tell Us an Amount to Transfer or Withdraw,” on Page 23 of the Prospectus, dated May 1, 2007, the first full paragraph on the page beginning with “For transfers…” is hereby deleted and replaced with the following:

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the account or accounts from which the transfer will originate. Your request for a transfer or withdrawal or a revocation of such request is not binding on us until we receive all information necessary to process your request in the required forms and, in the case of the International Funds, by U.S. Postal Service (“U.S.P.S.”) regular mail to our Financial Transaction Processing Center.